EXHIBIT 10.22

AMENDMENT #2 TO THE RESEARCH AND DEVELOPMENT AGREEMENT

This AMENDMENT #2 (“AMENDMENT #2”) to the RESEARCH AND DEVELOPMENT AGREEMENT (the “AGREEMENT”) is entered into as of January 17, 2017 by and among THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (“UTMDACC”), INTREXON CORPORATION (“INTREXON”) and ZIOPHARM ONCOLOGY, INC. (“ZIOPHARM”). Capitalized terms used herein and not defined shall have the meaning ascribed to them in the AGREEMENT.

Whereas, INTREXON, ZIOPHARM, and UTMDACC have a mutual interest in amending the Agreement as follows with respect to payment for the funding of RESEARCH PROGRAMS.

Now, therefore, in consideration of the mutual promises and covenants herein contained, the parties agree as follows.

1.    From and after the effective date of this AMENDMENT #2, ZIOPHARM may set off against the advance quarterly payments to MDACC required under Section 5.2(B) of the AGREEMENT those expenditures incurred and actually paid by ZIOPHARM during the prior three-month period for third party costs in support of the RESEARCH PROGRAMS that were approved in advance by the JSC. In the event the total expenditures incurred and actually paid by ZIOPHARM exceed the amount approved by the JSC by greater than ten percent (10%), such overages may not be set off until further review and approval by the JSC is completed. ZIOPHARM shall provide MDACC with all documentation substantiating all such expenditures as reasonably requested by MDACC.

All other terms and conditions of the AGREEMENT remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this AMENDMENT #2 to the AGREEMENT by duly authorized representatives.

THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER

By:	/s/ Wesley Harrott	Date:	1/19/2017
Name:	Wesley Harrott
Title:	Associate VP, Research and Administration

INTREXON CORPORATION

By:	/s/ Jeffrey Perez	Date:	1/18/2017
Name:	Jeffrey Perez
Title:	Senior Vice President

ZIOPHARM ONCOLOGY, INC.

By:	/s/ Caesar Belbel	Date:	1/18/2017
Name:	Caesar Belbel
Title:	EVP, COO, Chief Legal Officer